IDX Risk-Managed Digital Assets Strategy Fund

(Formerly, IDX Risk-Managed Bitcoin Strategy Fund)

Institutional Class Shares (Ticker Symbol: BTIDX)

A series of

Trailmark Series Trust (Formerly, IDX Funds)

December 18, 2025

Supplement to the Prospectus and Statement of Additional Information (“SAI”),

dated April 30, 2025, as previously supplemented

The Board of Trustees of Trailmark Series Trust (the “Board”) has concluded that it is in the best interests of IDX Risk-Managed Digital Assets Strategy Fund (the “Fund”) and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on or about January 18, 2026 (“Redemption Date”).

Effective immediately, the Fund will not accept any new investments, will no longer pursue its stated investment objective, and will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Any required distributions of income and capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.

Prior to or on the Redemption Date, you may redeem your shares, including reinvested distributions, in accordance with the “Redeeming Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Other Information section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE REDEMPTION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 216-329-4271.

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You should read this Supplement, in conjunction with the Prospectus and SAI, dated April 30, 2025, as previously supplemented, each may be amended from time to time, because they provide information you should know about the Fund before investing in it. These documents are available upon request and without charge by calling the Fund at 216-329-4271.

PLEASE RETAIN THIS SUPPLEMENT FOR FURTHER REFERENCE